UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2006
WESTERN IOWA ENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	000-51965 (Commission File Number)	41-2143913 (I.R.S. Employer Identification No.)
1220 S. Center Street
P.O. Box 399
Wall Lake, Iowa 51466
(Address of principal executive offices)
(712) 664-2173
(Issuer’s telephone number)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     We filed a report pursuant to Item 5.02 of Form 8-K on August 17, 2006 reporting the names of the directors who refused to stand for re-election to the board of directors at the 2006 Annual Meeting of Western Iowa Energy held on August 12, 2006. We inadvertently reported that Denny Mauser refused to stand for re-election and omitted that Mark Muench refused to stand for re-election to the board of directors. This amendment is filed solely for the purpose of correcting that error.
     The disclosure should have been that Dave Sieck, Mark Muench, Orlin Steinkamp and Tom Schroeder refused to stand for re-election to the board of directors at the 2006 Annual Meeting of Western Iowa Energy held on August 12, 2006.
     The remaining portions of the report as filed on August 17, 2006 remain unchanged and are unaffected.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN IOWA ENERGY, LLC
8/18/06	/s/ John Geake
Date	John Geake, President